SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: January 8, 1999


                       CHASE MORTGAGE FINANCE CORPORATION
              --------------------------------------------------
                           (Exact Name of Registrant)


      DELAWARE                    333-56081                52-1495132
   --------------                -------------          ------------------
   (State or other               (Commission             (IRS Employer
   jurisdiction of                File Number)           Identification No.)
   incorporation)


                     343 Thornall Street, Edison NJ 08837       32256
                   ----------------------------------------------------
                   Address of principal executive offices)    (Zip Code)

  Registrant's telephone number, including area code: (732) 205-0600


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Item 5.  Other Events.

      Attached as an exhibit is the Collateral Term Sheet (as defined in the no-action letter dated March 9, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Chase Securities Inc., which is hereby filed pursuant to such letter.



Item 7(c). Exhibits

           Exhibits            Description
           --------            -----------

             99 Collateral Term Sheet prepared by Chase Securities Inc. in connection with Chase Mortgage Finance Corporation, Multi-Class Mortgage Pass-Through Certificates
                               Series 1999-S2

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 12, 1999


                                           CHASE MORTGAGE FINANCE CORPORATION

                                           By:   /s/ Eileen Lindblom
                                                -------------------
                                           Name:   Eileen Lindblom
                                           Title:  Vice President

                                 INDEX TO EXHIBITS
                                 -----------------



           Exhibit No.             Description
           -----------             -----------

             99 Collateral Term Sheet prepared by Chase Securities Inc. in connection with Chase Mortgage Finance Corporation, Multi-Class Mortgage Pass-Through Certificates
                                   Series 1999-S2